EXHIBIT 24
POWER OF ATTORNEY
     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-3 relating to up to an aggregate of $10,000,000,000 in cash proceeds from the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities, or (d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company’s common stock, another series of preferred stock or other securities or property (collectively, the “Registration Statement”).
     NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, Thomas A. Bartlett and Catherine T. Webster, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of March, 2007.

/s/ James R. Barker
James R. Barker

POWER OF ATTORNEY
     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-3 relating to up to an aggregate of $10,000,000,000 in cash proceeds from the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities, or (d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company’s common stock, another series of preferred stock or other securities or property (collectively, the “Registration Statement”).
     NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, Thomas A. Bartlett and Catherine T. Webster and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of March, 2007.

/s/ Richard L. Carrión
Richard L. Carrión

POWER OF ATTORNEY
     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-3 relating to up to an aggregate of $10,000,000,000 in cash proceeds from the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities, or (d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company’s common stock, another series of preferred stock or other securities or property (collectively, the “Registration Statement”).
     NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, Thomas A. Bartlett and Catherine T. Webster and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of March, 2007.

/s/ M. Frances Keeth
M. Frances Keeth

POWER OF ATTORNEY
     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-3 relating to up to an aggregate of $10,000,000,000 in cash proceeds from the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities, or (d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company’s common stock, another series of preferred stock or other securities or property (collectively, the “Registration Statement”).
     NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, Thomas A. Bartlett and Catherine T. Webster and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of March, 2007.

/s/ Robert W. Lane
Robert W. Lane

POWER OF ATTORNEY
     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-3 relating to up to an aggregate of $10,000,000,000 in cash proceeds from the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities, or (d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company’s common stock, another series of preferred stock or other securities or property (collectively, the “Registration Statement”).
     NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, Thomas A. Bartlett and Catherine T. Webster and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of March, 2007.

/s/ Sandra O. Moose
Sandra O. Moose

POWER OF ATTORNEY
     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-3 relating to up to an aggregate of $10,000,000,000 in cash proceeds from the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities, or (d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company’s common stock, another series of preferred stock or other securities or property (collectively, the “Registration Statement”).
     NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, Thomas A. Bartlett and Catherine T. Webster and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of March, 2007.

/s/ Joseph Neubauer
Joseph Neubauer

POWER OF ATTORNEY
     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-3 relating to up to an aggregate of $10,000,000,000 in cash proceeds from the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities, or (d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company’s common stock, another series of preferred stock or other securities or property (collectively, the “Registration Statement”).
     NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, Thomas A. Bartlett and Catherine T. Webster and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of March, 2007.

/s/ Donald T. Nicolaisen
Donald T. Nicolaisen

POWER OF ATTORNEY
     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-3 relating to up to an aggregate of $10,000,000,000 in cash proceeds from the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities, or (d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company’s common stock, another series of preferred stock or other securities or property (collectively, the “Registration Statement”).
     NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, Thomas A. Bartlett and Catherine T. Webster and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of March, 2007.

/s/ Thomas H. O’Brien
Thomas H. O’Brien

POWER OF ATTORNEY
     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-3 relating to up to an aggregate of $10,000,000,000 in cash proceeds from the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities, or (d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company’s common stock, another series of preferred stock or other securities or property (collectively, the “Registration Statement”).
     NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, Thomas A. Bartlett and Catherine T. Webster and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of March, 2007.

/s/ Clarence Otis, Jr.
Clarence Otis, Jr.

POWER OF ATTORNEY
     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-3 relating to up to an aggregate of $10,000,000,000 in cash proceeds from the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities, or (d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company’s common stock, another series of preferred stock or other securities or property (collectively, the “Registration Statement”).
     NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, Thomas A. Bartlett and Catherine T. Webster and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of March, 2007.

/s/ Hugh B. Price
Hugh B. Price

POWER OF ATTORNEY
     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-3 relating to up to an aggregate of $10,000,000,000 in cash proceeds from the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities, or (d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company’s common stock, another series of preferred stock or other securities or property (collectively, the “Registration Statement”).
     NOW, THEREFORE, the undersigned hereby appoints Doreen A. Toben, Thomas A. Bartlett and Catherine T. Webster and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of March, 2007.

/s/ Ivan G. Seidenberg
Ivan G. Seidenberg

POWER OF ATTORNEY
     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-3 relating to up to an aggregate of $10,000,000,000 in cash proceeds from the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities, or (d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company’s common stock, another series of preferred stock or other securities or property (collectively, the “Registration Statement”).
     NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, Thomas A. Bartlett and Catherine T. Webster and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of March, 2007.

/s/ Walter V. Shipley
Walter V. Shipley

POWER OF ATTORNEY
     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-3 relating to up to an aggregate of $10,000,000,000 in cash proceeds from the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities, or (d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company’s common stock, another series of preferred stock or other securities or property (collectively, the “Registration Statement”).
     NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, Thomas A. Bartlett and Catherine T. Webster and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of March, 2007.

/s/ John W. Snow
John W. Snow

POWER OF ATTORNEY
     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-3 relating to up to an aggregate of $10,000,000,000 in cash proceeds from the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities, or (d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company’s common stock, another series of preferred stock or other securities or property (collectively, the “Registration Statement”).
     NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, Thomas A. Bartlett and Catherine T. Webster and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of March, 2007.

/s/ John R. Stafford
John R. Stafford

POWER OF ATTORNEY
     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-3 relating to up to an aggregate of $10,000,000,000 in cash proceeds from the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities, or (d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company’s common stock, another series of preferred stock or other securities or property (collectively, the “Registration Statement”).
     NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, Thomas A. Bartlett and Catherine T. Webster and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of March, 2007.

/s/ Robert D. Storey
Robert D. Storey

POWER OF ATTORNEY
     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-3 relating to up to an aggregate of $10,000,000,000 in cash proceeds from the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities, or (d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company’s common stock, another series of preferred stock or other securities or property (collectively, the “Registration Statement”).
     NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Thomas A. Bartlett and Catherine T. Webster and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of March, 2007.

/s/ Doreen A. Toben
Doreen A. Toben

POWER OF ATTORNEY
     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-3 relating to up to an aggregate of $10,000,000,000 in cash proceeds from the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities, or (d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company’s common stock, another series of preferred stock or other securities or property (collectively, the “Registration Statement”).
     NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben and Catherine T. Webster and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of March, 2007.

/s/ Thomas A. Bartlett
Thomas A. Bartlett